EXHIBIT 32.1
Certification Pursuant to 18 U.S.C. Section 1350
In connection with the Quarterly Report of Neoforma, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2005 (the “Report”), I, Robert J. Zollars, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2005	/s/ Robert J. Zollars
Robert J. Zollars
Chairman and Chief Executive Officer (Principal Executive Officer)